INVESTMENTS	9 Months Ended
Dec. 31, 2021
INVESTMENTS
INVESTMENTS

7.   INVESTMENTS

On November 1, 2021, Generac Holdings Inc. (“Generac”) announced the signing of an agreement to acquire all of the issued and outstanding shares of ecobee Inc. (“ecobee”), including all of the ecobee shares held by the Company. The Company held approximately 8% of the ecobee shares. The transaction closed on December 1, 2021 and the Company received $15.6 million cash and 80,281 shares of Generac common stock. The Company subsequently sold all of the Generac shares for a sum of $36 million during December 2021, resulting in total consideration of approximately $51.6 million. This has resulted in a gain on investment of $18.7 million recorded in the Interim Condensed Consolidated Statement of Income for the nine months ended December 31, 2021. The Company could receive up to an additional approximate $10 million in Generac stock over calendar 2022 and 2023, provided that certain performance targets are achieved by ecobee.